EXHIBIT 16

                            THE CATHOLIC FUNDS, INC.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENT, that each person whose signature appears below constitutes and appoints Allan G. Lorge and Theodore F. Zimmer, or any of them, with full power of substitution, as his true and lawful attorneys and agents, to execute in his name and on his behalf, in any and all capacities, The Catholic Funds, Inc.'s Registration Statement on Form N-14 (including any and all pre-effective and post-effective amendments thereto) filed with the Securities and Exchange Commission under both the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, together with any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable The Catholic Funds, Inc. to comply with such Acts and the rules, regulations and requirements of the Securities and Exchange Commission and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all actions that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any of such attorneys and agents have, and may exercise, all of the powers conferred herein.

     IN WITNESS WHEREOF, each of the undersigned directors of The Catholic Funds, Inc. has hereunto set his hand as of this 20th day of March, 2003.

/s/  Daniel J. Steininger               /s/  Allan G. Lorge
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Daniel J. Steininger                    Allan G. Lorge

/s/  Thomas A. Bausch                   /s/  Thomas J. Munninghoff
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Thomas A. Bausch                        Thomas J. Munninghoff

/s/  J. Michael Borden                  /s/  Conrad L. Sobczak
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J. Michael Borden                       Conrad L. Sobczak

/s/  Daniel R. Doucette                 /s/  Theodore F. Zimmer
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Daniel R. Doucette                      Theodore F. Zimmer